Exhibit 99.1
eBay Inc. Unaudited Consolidated Financial Information
San Jose, California, July 13, 2021 - On June 24, 2021, eBay Inc., a Delaware corporation (“eBay” or "the company"), and its wholly owned subsidiary eBay KTA (UK) Ltd., a private company limited by shares incorporated under the laws of the United Kingdom ("Seller"), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Emerald SPV Co., Ltd., a wholly owned subsidiary of Purchaser Guarantor (“Purchaser”) and E-mart Inc., a joint stock company incorporated under the laws of Korea (“Purchaser Guarantor”) to sell 80.01% of the outstanding equity interests of eBay Korea LLC, a limited liability company incorporated under the laws of Korea and a wholly owned subsidiary of eBay KTA (“eBay Korea”), pursuant to the terms and conditions of the Purchase Agreement (the "Transaction"). As a result, the eBay Korea business has been classified as held for sale and historical financial results for prior periods have been reflected as discontinued operations. The second quarter 2021 results will be reported and discussed on its quarterly conference call and webcast on August 11, 2021.
The unaudited consolidated financial statements included in this Exhibit 99.1 are derived from eBay’s consolidated financial statements for the nine consecutive fiscal quarters ended March 31, 2021 and are adjusted to reflect the Transaction, which we believe will assist investors in evaluating eBay’s financial performance. These unaudited consolidated financial statements have been further adjusted to reflect certain financial measures that have not been prepared in accordance with generally accepted accounting principles (“GAAP”), which we also believe will assist investors in evaluating eBay’s financial performance.

The following unaudited consolidated financial statements should be read in conjunction with (i) the audited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Annual Reports on Form 10-K for the years ended December 31, 2020 and December 31, 2019 and (ii) the unaudited consolidated financial statements, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in eBay’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, September 30, 2020, June 30, 2020, March 31, 2020, September 30, 2019, June 30, 2019, and March 31, 2019.

Three month periods ending March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019

Previously Reported column. For the three month periods ending March 31, 2021, December 31, 2020 and September 30, 2020, the information in the "Previously Reported" column in the unaudited consolidated balance sheets, unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay’s historical consolidated financial statements for the periods presented. The three month periods ending March 31, 2021, December 31, 2020 and September 30, 2020 reflect StubHub and Classifieds (but not eBay Korea) as discontinued operations.

For the three month periods ending June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, the information in the "Previously Reported" column in the unaudited consolidated balance sheets, unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay's historical consolidated financial statements presented in the Form 8-K filed on October 1, 2020. The three month periods ending June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 reflect StubHub and Classifieds (but not eBay Korea) as discontinued operations.

Discontinued Operations column. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets, unaudited consolidated statements of income and unaudited condensed consolidated statements of cash flows is derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods ending March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019.

The interim periods ending March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 reflect the results of the eBay Korea business, inclusive of certain costs directly attributable to the Transaction and excluding corporate overhead costs that were previously allocated to eBay Korea for each period. The information in the "Discontinued Operations" column in the following unaudited consolidated balance sheets is derived from eBay's unaudited consolidated financial statements and the related accounting records as of March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, adjusted for certain assets and liabilities that directly relate to eBay Korea for the respective periods that are expected to be transferred pursuant to the Transaction for the respective periods.

Non-GAAP Adjustments column. To supplement the following unaudited consolidated financial statements, the information in the following unaudited consolidated statements of income has been further adjusted to reflect certain non-GAAP measures that should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are not prepared in accordance with GAAP and are not an alternative to measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the company's results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the company's results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and its prospects for the future. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses or gains and losses, that may not be indicative of its core operating results and business outlook. In addition, because the company has historically reported certain non-GAAP results to investors, the company believes that the inclusion of non-GAAP measures provides consistency in the company's financial reporting.

For its internal budgeting process, and as discussed further below, the company's management uses financial measures that do not include stock-based compensation expense, employer payroll taxes on stock-based compensation, amortization or impairment of acquired intangible assets, impairment of goodwill, amortization of deferred tax assets associated with the realignment of its legal structure and related foreign exchange effects, significant gains or losses from the disposal/acquisition of a business, certain gains and losses on investments, gains or losses associated with a warrant agreement that the company entered into with Adyen, restructuring-related charges, discontinued operations and the income taxes associated with the foregoing. In addition to the corresponding GAAP measures, the company's management also uses the foregoing non-GAAP measures in reviewing the financial results of the company.

The information in the "Non-GAAP Adjustments" column in the following unaudited consolidated statements of income was derived from eBay's unaudited consolidated financial statements and the related accounting records for the interim periods included and reflects the non-GAAP adjustments. Those non-GAAP adjustments reflect the following items:
Stock-based compensation expense and related employer payroll taxes. This expense consists of expenses for stock options, restricted stock and employee stock purchases. The company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that management does not believe are reflective of ongoing operating results. The related employer payroll taxes are dependent on the company's stock price and the timing and size of exercises by employees of their stock options and the vesting of their restricted stock, over which management has limited to no control, and as such management does not believe it correlates to the company's operation of the business.
Amortization or impairment of acquired intangible assets, impairment of goodwill, certain amortization of deferred tax assets and related foreign exchange effects, significant gains or losses and transaction expenses from the acquisition or disposal of a business and certain gains or losses on investments. The company incurs amortization or impairment of acquired intangible assets and goodwill in connection with acquisitions and may incur significant gains or losses from the acquisition or disposal of a business and therefore excludes these amounts from its non-GAAP measures. The company also excludes certain gains and losses on investments. The company excludes the non-cash amortization of deferred tax assets associated with the realignment of its legal structure, which is not reduced by the effects of the Tax Cuts and Jobs Act, and related foreign exchange effects. The company excludes these items because management does not believe they correlate to the ongoing operating results of the company's business.
Restructuring. These charges consist of expenses for employee severance and other exit and disposal costs. The company excludes significant restructuring charges primarily because management does not believe they are reflective of ongoing operating results.
Other certain significant gains, losses, or charges that are not indicative of the company’s core operating results. These are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future. The company excludes these amounts from its results primarily because management does not believe they are indicative of its current or ongoing operating results.
Change in fair market value of warrant. These are gains or losses associated with a warrant agreement that the company entered into with Adyen, which are attributable to changes in fair value during the period.
Tax effect of non-GAAP adjustments. This amount is used to present stock-based compensation and the other amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.
Discontinued Operations. These are results from previously divested businesses and businesses that are held for sale, including certain costs related to the transactions, net of tax.

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2021
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,667	$(162)	$1,505
Short-term investments	1,700	(6)	1,694
Accounts receivable, net	348	(48)	300
Customer accounts and funds receivable	1,016	(638)	378
Other current assets	789	(56)	733
Current assets held for sale	1,171	—	1,171
Total current assets	6,691	(910)	5,781
Long-term investments	1,059	—	1,059
Property and equipment, net	1,321	(60)	1,261
Goodwill	4,591	(383)	4,208
Intangible assets, net	5	—	5
Operating lease right-of-use assets	477	(75)	402
Deferred tax assets	3,448	—	3,448
Warrant asset	1,015	—	1,015
Other assets	124	(14)	110
Total assets	$18,731	$(1,442)	$17,289
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,172	$(13)	$1,159
Accounts payable	324	(65)	259
Customer accounts and funds payable	1,073	(597)	476
Accrued expenses and other current liabilities	1,849	(74)	1,775
Deferred revenue	114	(11)	103
Income taxes payable	135	(11)	124
Current liabilities held for sale	463	—	463
Total current liabilities	5,130	(771)	4,359
Operating lease liabilities	344	(57)	287
Deferred tax liabilities	2,381	14	2,395
Long-term debt	5,855	(2)	5,853
Other liabilities	1,251	(4)	1,247
Total liabilities	14,961	(820)	14,141

Total stockholders' equity	3,770	(622)	3,148
Total liabilities and stockholders' equity	$18,731	$(1,442)	$17,289

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2021
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$3,023	$(385)	$2,638	$—		$2,638
Cost of net revenues	823	(217)	606	(10)	(a)	596
Gross profit	2,200	(168)	2,032	10		2,042
Operating expenses:
Sales and marketing	687	(141)	546	(20)	(a)	526
Product development	318	(14)	304	(42)	(a)	262
General and administrative	258	(12)	246	(65)	(a)(d)	181
Provision for transaction losses	88	—	88	—		88
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,358	(167)	1,191	(134)		1,057
Income from operations	842	(1)	841	144		985
Interest and other, net	(117)	—	(117)	36	(e)	(81)
Income from continuing operations before income taxes	725	(1)	724	180		904
Income tax provision	(156)	—	(156)	—	(c)	(156)
Income from continuing operations	$569	$(1)	$568	$180		$748
Income from discontinued operations, net of income taxes	72	1	73	(73)	(f)	—
Net income	$641	$—	$641	$107		$748

Income per share - basic:
Continuing operations	$0.84		$0.83			$1.10
Discontinued operations	0.10		0.11			—
Net income per share - basic	$0.94		$0.94			$1.10

Income per share - diluted:
Continuing operations	$0.82		$0.82			$1.08
Discontinued operations	0.10		0.10			—
Net income per share - diluted	$0.92		$0.92			$1.08

Weighted average shares:
Basic	681		681			681
Diluted	693		693			693

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended March 31, 2021
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$641	$—	$641
(Income) loss from discontinued operations, net of income taxes	(72)	(1)	(73)
Adjustments:
Provision for transaction losses	88	—	88
Depreciation and amortization	140	(6)	134
Stock-based compensation	106	(3)	103
(Gain) loss on investments, net	(1)	—	(1)
Deferred income taxes	95	8	103
Change in fair value of warrant	36	—	36
(Gain) loss on extinguishment of debt	10	—	10
Changes in assets and liabilities, net of acquisition effects	(105)	12	(93)
Net cash provided by continuing operating activities	938	—	948
Net cash provided by discontinued operating activities	104	10	94
Net cash provided by operating activities	1,042	—	1,042
Cash flows from investing activities:
Purchases of property and equipment	(83)	—	(83)
Purchases of investments	(3,424)	—	(3,424)
Maturities and sales of investments	3,772	—	3,772
Other	1	1	2
Net cash used in continuing investing activities	266	—	267
Net cash used in discontinued investing activities	(1)	1	(2)
Net cash used in investing activities	265	—	265
Cash flows from financing activities:
Repurchases of common stock	(304)	—	(304)
Payments for taxes related to net share settlements of restricted stock units and awards	(20)	—	(20)
Payments for dividends	(122)	—	(122)
Repayment of debt	(1,156)	—	(1,156)
Net borrowings under commercial paper program	400	—	400
Net funds receivable and payable activity	32	65	97
Other	1	3	4
Net cash used in continuing financing activities	—	—	(1,101)
Net cash used in discontinued financing activities	—	68	(68)
Net cash used in financing activities	(1,169)	—	(1,169)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(11)		(11)
Net increase in cash, cash equivalents and restricted cash	127		127
Cash, cash equivalents and restricted cash at beginning of period	1,594		1,594
Cash, cash equivalents and restricted cash at end of period	$1,721		$1,721
Less: Cash, cash equivalents and restricted cash of held for sale business	31	168	199
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,690		$1,522

Supplemental cash flow disclosures:
Cash paid for:
Interest	$104	$—	$104
Income taxes	$93	$(18)	$75

eBay Inc.
Unaudited Consolidated Balance Sheet
As of December 31, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,428	$(327)	$1,101
Short-term investments	2,398	(6)	2,392
Accounts receivable, net	412	(50)	362
Other current assets	1,764	(694)	1,070
Current assets held for sale	1,188	—	1,188
Total current assets	7,190	(1,077)	6,113
Long-term investments	833	—	833
Property and equipment, net	1,358	(66)	1,292
Goodwill	4,675	(390)	4,285
Intangible assets, net	12	—	12
Operating lease right-of-use assets	509	(79)	430
Deferred tax assets	3,537	—	3,537
Warrant asset	1,051	—	1,051
Other assets	145	(14)	131
Total assets	$19,310	$(1,626)	$17,684
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$18	$(12)	$6
Accounts payable	332	(54)	278
Accrued expenses and other current liabilities	2,910	(764)	2,146
Deferred revenue	110	(12)	98
Income taxes payable	180	(13)	167
Current liabilities held for sale	452	—	452
Total current liabilities	4,002	(855)	3,147
Operating lease liabilities	380	(64)	316
Deferred tax liabilities	2,359	9	2,368
Long-term debt	7,745	(5)	7,740
Other liabilities	1,263	(3)	1,260
Total liabilities	15,749	(918)	14,831

Total stockholders' equity	3,561	(708)	2,853
Total liabilities and stockholders' equity	$19,310	$(1,626)	$17,684

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,868	$(390)	$2,478	$—		$2,478
Cost of net revenues	742	(194)	548	(10)	(a)	538
Gross profit	2,126	(196)	1,930	10		1,940
Operating expenses:
Sales and marketing	804	(158)	646	(28)	(a)	618
Product development	299	(16)	283	(41)	(a)	242
General and administrative	253	(5)	248	(37)	(a)	211
Provision for transaction losses	86	(1)	85	—		85
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,449	(180)	1,269	(113)		1,156
Income from operations	677	(16)	661	123		784
Interest and other, net	432	1	433	(513)	(d)(e)	(80)
Income from continuing operations before income taxes	1,109	(15)	1,094	(390)		704
Income tax provision	(328)	6	(322)	209	(c)	(113)
Income from continuing operations	$781	$(9)	$772	$(181)		$591
Income from discontinued operations, net of income taxes	64	9	73	(73)	(f)	—
Net income	$845	$—	$845	$(254)		$591

Income per share - basic:
Continuing operations	$1.14		$1.12			$0.86
Discontinued operations	0.09		0.11			—
Net income per share - basic	$1.23		$1.23			$0.86

Income per share - diluted:
Continuing operations	$1.12		$1.11			$0.85
Discontinued operations	0.09		0.10			—
Net income per share - diluted	$1.21		$1.21			$0.85

Weighted average shares:
Basic	688		688			688
Diluted	697		697			697

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Gains or losses on investments
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended December 31, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$845	$—	$845
(Income) loss from discontinued operations, net of income taxes	(64)	(9)	(73)
Adjustments:
Provision for transaction losses	86	(1)	85
Depreciation and amortization	138	(7)	131
Stock-based compensation	120	(4)	116
(Gain) loss on investments, net	(238)	—	(238)
Deferred income taxes	239	(2)	237
Change in fair value of warrant	(274)	—	(274)
Changes in assets and liabilities, net of acquisition effects	31	(30)	1
Net cash provided by continuing operating activities	883	—	830
Net cash provided by (used in) discontinued operating activities	(125)	(53)	(72)
Net cash provided by operating activities	758	—	758
Cash flows from investing activities:
Purchases of property and equipment	(168)	13	(155)
Purchases of investments	(3,990)	—	(3,990)
Maturities and sales of investments	4,389	—	4,389
Other	(6)	9	3
Net cash used in continuing investing activities	225	—	247
Net cash used in discontinued investing activities	(11)	22	(33)
Net cash used in investing activities	214	—	214
Cash flows from financing activities:
Proceeds from issuance of common stock	35	—	35
Repurchases of common stock	(427)	—	(427)
Payments for taxes related to net share settlements of restricted stock units and awards	(44)	—	(44)
Payments for dividends	(110)	—	(110)
Other	(3)	3	—
Net cash used in continuing financing activities	—	—	(546)
Net cash used in discontinued financing activities	—	3	(3)
Net cash used in financing activities	(549)	—	(549)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	52		52
Net increase (decrease) in cash, cash equivalents and restricted cash	475		475
Cash, cash equivalents and restricted cash at beginning of period	1,119		1,119
Cash, cash equivalents and restricted cash at end of period	$1,594		$1,594
Less: Cash, cash equivalents and restricted cash of held for sale business	23	333	356
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,571		$1,238

Supplemental cash flow disclosures:
Cash paid for:
Interest	$28	$—	$28
Income taxes	$144	$(6)	$138

eBay Inc.
Unaudited Consolidated Balance Sheet
As of September 30, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$963	$(272)	$691
Short-term investments	2,697	(6)	2,691
Accounts receivable, net	477	(45)	432
Other current assets	1,486	(679)	807
Current assets held for sale	1,116	—	1,116
Total current assets	6,739	(1,002)	5,737
Long-term investments	663	—	663
Property and equipment, net	1,301	(59)	1,242
Goodwill	4,537	(378)	4,159
Intangible assets, net	19	—	19
Operating lease right-of-use assets	499	(78)	421
Deferred tax assets	3,749	(19)	3,730
Other assets	914	(13)	901
Total assets	$18,421	$(1,549)	$16,872
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$17	$(11)	$6
Accounts payable	307	(48)	259
Accrued expenses and other current liabilities	2,536	(698)	1,838
Deferred revenue	105	(10)	95
Income taxes payable	379	(13)	366
Current liabilities held for sale	496	—	496
Total current liabilities	3,840	(780)	3,060
Operating lease liabilities	379	(64)	315
Deferred tax liabilities	2,280	(4)	2,276
Long-term debt	7,738	(8)	7,730
Other liabilities	1,264	(3)	1,261
Total liabilities	15,501	(859)	14,642

Total stockholders' equity	2,920	(690)	2,230
Total liabilities and stockholders' equity	$18,421	$(1,549)	$16,872

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,606	$(348)	$2,258	$—		$2,258
Cost of net revenues	656	(178)	478	(10)	(a)	468
Gross profit	1,950	(170)	1,780	10		1,790
Operating expenses:
Sales and marketing	660	(132)	528	(23)	(a)	505
Product development	287	(16)	271	(37)	(a)	234
General and administrative	258	(5)	253	(41)	(a)(d)	212
Provision for transaction losses	60	—	60	—		60
Amortization of acquired intangible assets	6	—	6	(6)	(b)	—
Total operating expenses	1,271	(153)	1,118	(107)		1,011
Income from operations	679	(17)	662	117		779
Interest and other, net	95	(1)	94	(191)	(e)	(97)
Income from continuing operations before income taxes	774	(18)	756	(74)		682
Income tax provision	(153)	2	(151)	53	(c)	(98)
Income from continuing operations	$621	$(16)	$605	$(21)		$584
Income from discontinued operations, net of income taxes	43	16	59	(59)	(f)	—
Net income	$664	$—	$664	$(80)		$584

Income per share - basic:
Continuing operations	$0.89		$0.87			$0.84
Discontinued operations	0.06		0.08			—
Net income per share - basic	$0.95		$0.95			$0.84

Income per share - diluted:
Continuing operations	$0.88		$0.86			$0.82
Discontinued operations	0.06		0.08			—
Net income per share - diluted	$0.94		$0.94			$0.82

Weighted average shares:
Basic	696		696			696
Diluted	708		708			708

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended September 30, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$664	$—	$664
(Income) loss from discontinued operations, net of income taxes	(43)	(16)	(59)
Adjustments:
Provision for transaction losses	60	—	60
Depreciation and amortization	163	(6)	157
Stock-based compensation	113	(3)	110
(Gain) loss on investments, net	(1)	—	(1)
Deferred income taxes	70	1	71
Change in fair value of warrant	(191)	—	(191)
Changes in assets and liabilities, net of acquisition effects	(119)	(46)	(165)
Net cash provided by continuing operating activities	716	—	646
Net cash provided by (used in) discontinued operating activities	(611)	(70)	(541)
Net cash provided by operating activities	105	—	105
Cash flows from investing activities:
Purchases of property and equipment	(132)	8	(124)
Purchases of investments	(7,224)	—	(7,224)
Maturities and sales of investments	9,074	—	9,074
Other	—	—	—
Net cash used in continuing investing activities	1,718	—	1,726
Net cash used in discontinued investing activities	(7)	8	(15)
Net cash used in investing activities	1,711	—	1,711
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(680)	—	(680)
Payments for taxes related to net share settlements of restricted stock units and awards	(48)	—	(48)
Payments for dividends	(111)	—	(111)
Repayment of debt	(932)	—	(932)
Other	(7)	2	(5)
Net cash used in continuing financing activities	—	—	(1,771)
Net cash used in discontinued financing activities	—	2	(2)
Net cash used in financing activities	(1,773)	—	(1,773)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	51		51
Net increase (decrease) in cash, cash equivalents and restricted cash	94		94
Cash, cash equivalents and restricted cash at beginning of period	1,025		1,025
Cash, cash equivalents and restricted cash at end of period	$1,119		$1,119
Less: Cash, cash equivalents and restricted cash of held for sale business	$30	278	$308
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,089		$811

Supplemental cash flow disclosures:
Cash paid for:
Interest	$105	$—	$105
Income taxes	$292	$7	$299

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$988	$(152)	$836
Short-term investments	4,297	(6)	4,291
Accounts receivable, net	700	(39)	661
Other current assets	1,209	(702)	507
Total current assets	7,194	(899)	6,295
Long-term investments	802	—	802
Property and equipment, net	1,342	(59)	1,283
Goodwill	4,484	(375)	4,109
Intangible assets, net	23	—	23
Operating lease right-of-use assets	517	(79)	438
Deferred tax assets	3,822	(18)	3,804
Other assets	719	(12)	707
Total assets	$18,903	$(1,442)	$17,461
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$516	$(11)	$505
Accounts payable	284	(39)	245
Accrued expenses and other current liabilities	2,353	(667)	1,686
Deferred revenue	99	(10)	89
Income taxes payable	1,292	(13)	1,279
Total current liabilities	4,544	(740)	3,804
Operating lease liabilities	399	(66)	333
Deferred tax liabilities	2,294	(15)	2,279
Long-term debt	8,161	(11)	8,150
Other liabilities	1,260	(3)	1,257
Total liabilities	16,658	(835)	15,823

Total stockholders' equity	2,245	(607)	1,638
Total liabilities and stockholders' equity	$18,903	$(1,442)	$17,461

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,668	$(331)	$2,337	$—		$2,337
Cost of net revenues	573	(156)	417	(11)	(a)(b)	406
Gross profit	2,095	(175)	1,920	11		1,931
Operating expenses:
Sales and marketing	655	(132)	523	(19)	(a)	504
Product development	269	(13)	256	(41)	(a)	215
General and administrative	285	(4)	281	(70)	(a)(d)	211
Provision for transaction losses	89	—	89	—		89
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,305	(149)	1,156	(137)		1,019
Income from operations	790	(26)	764	148		912
Interest and other, net	181	—	181	(253)	(e)(f)	(72)
Income from continuing operations before income taxes	971	(26)	945	(105)		840
Income tax provision	(262)	6	(256)	118	(c)	(138)
Income from continuing operations	$709	$(20)	$689	$13		$702
Income from discontinued operations, net of income taxes	37	20	57	(57)	(g)	—
Net income	$746	$—	$746	$(44)		$702

Income per share - basic:
Continuing operations	$1.01		$0.98			$1.00
Discontinued operations	0.05		0.08			—
Net income per share - basic	$1.06		$1.06			$1.00

Income per share - diluted:
Continuing operations	$1.00		$0.97			$0.99
Discontinued operations	0.05		0.08			—
Net income per share - diluted	$1.05		$1.05			$0.99

Weighted average shares:
Basic	703		703			703
Diluted	711		711			711

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Gains or losses on investments
(f) Change in fair market value of warrant
(g) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended June 30, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$746	$—	$746
(Income) loss from discontinued operations, net of income taxes	(37)	(20)	(57)
Adjustments:
Provision for transaction losses	89	—	89
Depreciation and amortization	167	(6)	161
Stock-based compensation	106	(3)	103
(Gain) loss on investments, net	40	—	40
Deferred income taxes	50	(3)	47
Change in fair value of warrant	(293)	—	(293)
Changes in assets and liabilities, net of acquisition effects	65	50	115
Net cash provided by continuing operating activities	933	—	951
Net cash provided by discontinued operating activities	31	18	13
Net cash provided by operating activities	964	—	964
Cash flows from investing activities:
Purchases of property and equipment	(97)	—	(97)
Purchases of investments	(10,968)	—	(10,968)
Maturities and sales of investments	10,471	—	10,471
Net cash used in continuing investing activities	(594)	—	(594)
Net cash used in discontinued investing activities	(43)	—	(43)
Net cash used in investing activities	(637)	—	(637)
Cash flows from financing activities:
Proceeds from issuance of common stock	45	—	45
Repurchases of common stock	(33)	—	(33)
Payments for taxes related to net share settlements of restricted stock units and awards	(43)	—	(43)
Payments for dividends	(112)	—	(112)
Proceeds from issuance of long-term debt, net	771		771
Repayment of debt	(839)	—	(839)
Other	2	3	5
Net cash used in continuing financing activities	—	—	(206)
Net cash used in discontinued financing activities	—	3	(3)
Net cash used in financing activities	(209)	—	(209)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	8		8
Net increase (decrease) in cash, cash equivalents and restricted cash	126		126
Cash, cash equivalents and restricted cash at beginning of period	899		899
Cash, cash equivalents and restricted cash at end of period	$1,025		$1,025
Less: Cash, cash equivalents and restricted cash of held for sale business	$18	158	$176
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,007		$849

Supplemental cash flow disclosures:
Cash paid for:
Interest	$48	$—	$48
Interest on finance lease obligations	$(2)	$2	$—
Income taxes	$42	$(9)	$33

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$864	$(182)	$682
Short-term investments	3,550	(6)	3,544
Accounts receivable, net	517	(33)	484
Other current assets	1,140	(646)	494
Total current assets	6,071	(867)	5,204
Long-term investments	1,047	—	1,047
Property and equipment, net	1,387	(60)	1,327
Goodwill	4,459	(372)	4,087
Intangible assets, net	31	—	31
Operating lease right-of-use assets	577	(83)	494
Deferred tax assets	3,905	(17)	3,888
Other assets	410	(14)	396
Total assets	$17,887	$(1,413)	$16,474
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,015	$(10)	$1,005
Accounts payable	244	(39)	205
Accrued expenses and other current liabilities	2,085	(659)	1,426
Deferred revenue	102	(11)	91
Income taxes payable	1,068	(14)	1,054
Total current liabilities	4,514	(733)	3,781
Operating lease liabilities	442	(68)	374
Deferred tax liabilities	2,335	(11)	2,324
Long-term debt	7,724	(13)	7,711
Other liabilities	1,339	(3)	1,336
Total liabilities	16,354	(828)	15,526

Total stockholders' equity	1,533	(585)	948
Total liabilities and stockholders' equity	$17,887	$(1,413)	$16,474

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2020
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,129	$(308)	$1,821	$—		$1,821
Cost of net revenues	502	(148)	354	(10)	(a)(b)	344
Gross profit	1,627	(160)	1,467	10		1,477
Operating expenses:
Sales and marketing	520	(126)	394	(15)	(a)	379
Product development	232	(14)	218	(35)	(a)	183
General and administrative	207	(4)	203	(37)	(a)(d)	166
Provision for transaction losses	96	—	96	—		96
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,062	(144)	918	(94)		824
Income from operations	565	(16)	549	104		653
Interest and other, net	1	—	1	(49)	(e)(f)	(48)
Income from continuing operations before income taxes	566	(16)	550	55		605
Income tax provision	(135)	6	(129)	31	(c)	(98)
Income from continuing operations	$431	$(10)	$421	$86		$507
Income from discontinued operations, net of income taxes	2,981	10	2,991	(2,991)	(g)	—
Net income	$3,412	$—	$3,412	$(2,905)		$507

Income per share - basic:
Continuing operations	$0.57		$0.56			$0.67
Discontinued operations	3.96		3.97			—
Net income per share - basic	$4.53		$4.53			$0.67

Income per share - diluted:
Continuing operations	$0.57		$0.56			$0.67
Discontinued operations	3.94		3.95			—
Net income per share - diluted	$4.51		$4.51			$0.67

Weighted average shares:
Basic	753		753			753
Diluted	757		757			757

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Gains or losses on investments
(f) Change in fair market value of warrant
(g) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended March 31, 2020
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$3,412	$—	$3,412
(Income) loss from discontinued operations, net of income taxes	(2,981)	(10)	(2,991)
Adjustments:
Provision for transaction losses	96	—	96
Depreciation and amortization	141	(7)	134
Stock-based compensation	92	(4)	88
(Gain) loss on investments, net	(38)	—	(38)
Deferred income taxes	49	10	59
Change in fair value of warrant	(12)	—	(12)
Changes in assets and liabilities, net of acquisition effects	(145)	(26)	(171)
Net cash provided by continuing operating activities	614	—	577
Net cash provided by discontinued operating activities	(22)	(37)	15
Net cash provided by operating activities	592	—	592
Cash flows from investing activities:
Purchases of property and equipment	(97)	10	(87)
Purchases of investments	(10,705)	—	(10,705)
Maturities and sales of investments	9,195	—	9,195
Other	39	—	39
Net cash used in continuing investing activities	(1,568)	—	(1,558)
Net cash provided by discontinued investing activities	4,074	10	4,064
Net cash provided by investing activities	2,506	—	2,506
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(3,997)	—	(3,997)
Payments for taxes related to net share settlements of restricted stock units and awards	(40)	—	(40)
Payments for dividends	(114)	—	(114)
Proceeds from issuance of long-term debt, net	994	—	994
Other	(7)	2	(5)
Net cash used in continuing financing activities	(3,159)	—	(3,157)
Net cash used in discontinued financing activities	(2)	2	(4)
Net cash used in financing activities	(3,161)	—	(3,161)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(34)		(34)
Net increase (decrease) in cash, cash equivalents and restricted cash	(97)		(97)
Cash, cash equivalents and restricted cash at beginning of period	996		996
Cash, cash equivalents and restricted cash at end of period	$899		$899
Less: Cash, cash equivalents and restricted cash of held for sale business	$16	188	$204
Cash, cash equivalents and restricted cash of continuing operations at end of period	$883		$695

Supplemental cash flow disclosures:
Cash paid for:
Interest	$90	$—	$90
Interest on finance lease obligations	$3	$(3)	$—
Income taxes	$42	$(19)	$23

eBay Inc.
Unaudited Consolidated Balance Sheet
As of December 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$901	$(257)	$644
Short-term investments	1,850	(6)	1,844
Accounts receivable, net	555	(36)	519
Other current assets	1,064	(621)	443
Total current assets	4,370	(920)	3,450
Long-term investments	1,275	—	1,275
Property and equipment, net	1,460	(67)	1,393
Goodwill	4,533	(378)	4,155
Intangible assets, net	39	—	39
Operating lease right-of-use assets	583	(92)	491
Deferred tax assets	3,980	(18)	3,962
Other assets	414	(14)	400
Total assets	$16,654	$(1,489)	$15,165
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,020	$(11)	$1,009
Accounts payable	229	(31)	198
Accrued expenses and other current liabilities	2,097	(645)	1,452
Deferred revenue	129	(12)	117
Income taxes payable	169	(14)	155
Total current liabilities	3,644	(713)	2,931
Operating lease liabilities	461	(75)	386
Deferred tax liabilities	2,355	(20)	2,335
Long-term debt	6,738	(17)	6,721
Other liabilities	1,353	(1)	1,352
Total liabilities	14,551	(826)	13,725

Total stockholders' equity	2,103	(663)	1,440
Total liabilities and stockholders' equity	$16,654	$(1,489)	$15,165

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended December 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,236	$(332)	$1,904	$—		$1,904
Cost of net revenues	556	(161)	395	(11)	(a)(b)	384
Gross profit	1,680	(171)	1,509	11		1,520
Operating expenses:
Sales and marketing	637	(131)	506	(19)	(a)(c)	487
Product development	241	(12)	229	(41)	(a)(c)	188
General and administrative	249	(5)	244	(63)	(a)(c)	181
Provision for transaction losses	68	1	69	—		69
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,202	(147)	1,055	(130)		925
Income from operations	478	(24)	454	141		595
Interest and other, net	16	—	16	(77)	(d)	(61)
Income from continuing operations before income taxes	494	(24)	470	64		534
Income tax provision	(25)	(3)	(28)	—		(28)
Income from continuing operations	469	(27)	442	64		506
Income (loss) from discontinued operations, net of income taxes	87	27	114	(114)	(e)	—
Net income	$556	$—	$556	$(50)		$506

Income per share - basic:
Continuing operations	$0.58		$0.55			$0.63
Discontinued operations	0.11		0.14			—
Net income per share - basic	$0.69		$0.69			$0.63

Income per share - diluted:
Continuing operations	$0.58		$0.55			$0.62
Discontinued operations	0.11		0.14			—
Net income per share - diluted	$0.69		$0.69			$0.62

Weighted average shares:
Basic	807		807			807
Diluted	812		812			812

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Other significant gains, losses or charges
(d) Change in fair market value of warrant
(e) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended December 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$556	$—	$556
(Income) loss from discontinued operations, net of income taxes	(87)	(27)	(114)
Adjustments:
Provision for transaction losses	68	1	69
Depreciation and amortization	155	(8)	147
Stock-based compensation	110	(4)	106
(Gain) loss on investments, net	(1)	—	(1)
Deferred income taxes	17	16	33
Change in fair value of warrant	(77)	—	(77)
Changes in assets and liabilities, net of acquisition effects	(47)	(35)	(82)
Net cash provided by continuing operating activities	694	—	637
Net cash provided by discontinued operating activities	117	(57)	174
Net cash provided by operating activities	811	—	811
Cash flows from investing activities:
Purchases of property and equipment	(129)	7	(122)
Purchases of investments	(9,576)	—	(9,576)
Maturities and sales of investments	10,065	—	10,065
Other	8	(3)	5
Net cash provided by continuing investing activities	368	—	372
Net cash used in discontinued investing activities	(10)	4	(14)
Net cash provided by investing activities	358	—	358
Cash flows from financing activities:
Proceeds from issuance of common stock	47	—	47
Repurchases of common stock	(1,002)	—	(1,002)
Payments for taxes related to net share settlements of restricted stock units and awards	(40)	—	(40)
Payments for dividends	(113)	—	(113)
Other	(2)	2	—
Net cash used in continuing financing activities	(1,110)	—	(1,108)
Net cash provided by discontinued financing activities	2	2	—
Net cash used in financing activities	(1,108)	—	(1,108)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	26		26
Net increase (decrease) in cash, cash equivalents and restricted cash	87		87
Cash, cash equivalents and restricted cash at beginning of period	909		909
Cash, cash equivalents and restricted cash at end of period	996		996
Less: Cash, cash equivalents and restricted cash of held for sale business	$22	263	$285
Less: Cash and cash equivalents of discontinued operations	$52		$52
Cash, cash equivalents and restricted cash of continuing operations at end of period	$922		$659

Supplemental cash flow disclosures:
Cash paid for:
Interest	$44	$—	$44
Income taxes	$82	$(3)	$79

eBay Inc.
Unaudited Consolidated Balance Sheet
As of September 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$833	$(205)	$628
Short-term investments	2,189	(5)	2,184
Accounts receivable, net	580	(31)	549
Other current assets	1,238	(635)	603
Total current assets	4,840	(876)	3,964
Long-term investments	1,406	—	1,406
Property and equipment, net	1,468	(55)	1,413
Goodwill	4,487	(374)	4,113
Intangible assets, net	48	—	48
Operating lease right-of-use assets	589	(92)	497
Deferred tax assets	3,998	(11)	3,987
Other assets	355	(15)	340
Total assets	$17,191	$(1,423)	$15,768
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$518	$(9)	$509
Accounts payable	235	(23)	212
Accrued expenses and other current liabilities	2,151	(608)	1,543
Deferred revenue	137	(12)	125
Income taxes payable	157	(12)	145
Total current liabilities	3,198	(664)	2,534
Operating lease liabilities	467	(78)	389
Deferred tax liabilities	2,339	(26)	2,313
Long-term debt	7,235	(16)	7,219
Other liabilities	1,399	(2)	1,397
Total liabilities	14,638	(786)	13,852

Total stockholders' equity	2,553	(637)	1,916
Total liabilities and stockholders' equity	$17,191	$(1,423)	$15,768

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended September 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,083	$(284)	$1,799	$—		$1,799
Cost of net revenues	530	(134)	396	(10)	(a)(b)	386
Gross profit	1,553	(150)	1,403	10		1,413
Operating expenses:
Sales and marketing	577	(116)	461	(18)	(a)	443
Product development	243	(12)	231	(40)	(a)	191
General and administrative	250	(4)	246	(70)	(a)(d)	176
Provision for transaction losses	68	1	69	—		69
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,145	(131)	1,014	(135)		879
Income from operations	408	(19)	389	145		534
Interest and other, net	(142)	—	(142)	101	(e)(d)	(41)
Income from continuing operations before income taxes	266	(19)	247	246		493
Income tax provision	(56)	4	(52)	(25)	(c)	(77)
Income from continuing operations	210	(15)	195	221		416
Income from discontinued operations, net of income taxes	100	15	115	(115)	(f)	—
Net income	$310	$—	$310	$106		$416

Income per share - basic:
Continuing operations	$0.25		$0.23			$0.50
Discontinued operations	0.12		0.14			—
Net income per share - basic	$0.37		$0.37			$0.50

Income per share - diluted:
Continuing operations	$0.25		$0.23			$0.50
Discontinued operations	0.12		0.14			—
Net income per share - diluted	$0.37		$0.37			$0.50

Weighted average shares:
Basic	830		830			830
Diluted	837		837			837

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended September 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$310	$—	$310
Income from discontinued operations, net of income taxes	(100)	(15)	(115)
Adjustments:
Provision for transaction losses	68	1	69
Depreciation and amortization	159	(8)	151
Stock-based compensation	97	(4)	93
(Gain) loss on sale of business	52	—	52
Deferred income taxes	(1)	(4)	(5)
Change in fair value of warrant	49	—	49
Changes in assets and liabilities, net of acquisition effects	167	(17)	150
Net cash provided by continuing operating activities	801	—	754
Net cash provided by discontinued operating activities	208	(47)	255
Net cash provided by operating activities	1,009	—	1,009
Cash flows from investing activities:
Purchases of property and equipment	(92)	1	(91)
Purchases of investments	(13,223)	—	(13,223)
Maturities and sales of investments	14,656	—	14,656
Equity investment in Paytm Mall	(160)	—	(160)
Other	(34)	—	(34)
Net cash provided by continuing investing activities	1,147	—	1,148
Net cash used in discontinued investing activities	(4)	1	(5)
Net cash provided by investing activities	1,143	—	1,143
Cash flows from financing activities:
Proceeds from issuance of common stock	4	—	4
Repurchases of common stock	(1,022)	—	(1,022)
Payments for taxes related to net share settlements of restricted stock units and awards	(43)	—	(43)
Payments for dividends	(115)	—	(115)
Repayment of debt	(1,550)	—	(1,550)
Other	1	2	3
Net cash used in continuing financing activities	—	—	(2,723)
Net cash used in discontinued financing activities	—	2	(2)
Net cash used in financing activities	(2,725)	—	(2,725)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(39)	—	(39)
Net increase (decrease) in cash, cash equivalents and restricted cash	(612)		(612)
Cash, cash equivalents and restricted cash at beginning of period	1,521		1,521
Cash, cash equivalents and restricted cash at end of period	$909		$909
Less: Cash, cash equivalents and restricted cash of held for sale business	$41	210	$251
Less: Cash and cash equivalents of discontinued operations	$23		$23
Cash, cash equivalents and restricted cash of continuing operations at end of period	$845		$635

Supplemental cash flow disclosures:
Cash paid for:
Interest	$106	$—	$106
Interest on finance lease obligations	$1	$(1)	—
Income taxes	$—	$(11)	$(11)

eBay Inc.
Unaudited Consolidated Balance Sheet
As of June 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,449	$(728)	$721
Short-term investments	2,969	(5)	2,964
Accounts receivable, net	649	(36)	613
Other current assets	1,379	(709)	670
Total current assets	6,446	(1,478)	4,968
Long-term investments	1,894	—	1,894
Property and equipment, net	1,521	(60)	1,461
Goodwill	4,556	(381)	4,175
Intangible assets, net	57	—	57
Operating lease right-of-use assets	619	(101)	518
Deferred tax assets	4,070	(11)	4,059
Other assets	395	(15)	380
Total assets	$19,558	$(2,046)	$17,512
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$2,063	$(9)	$2,054
Accounts payable	261	(27)	234
Accrued expenses and other current liabilities	2,171	(664)	1,507
Deferred revenue	142	(12)	130
Income taxes payable	113	(14)	99
Total current liabilities	4,750	(726)	4,024
Operating lease liabilities	485	(86)	399
Deferred tax liabilities	2,406	(24)	2,382
Long-term debt	7,243	(19)	7,224
Other liabilities	1,400	(2)	1,398
Total liabilities	16,284	(857)	15,427

Total stockholders' equity	3,274	(1,189)	2,085
Total liabilities and stockholders' equity	$19,558	$(2,046)	$17,512

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended June 30, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,156	$(297)	$1,859	$—		$1,859
Cost of net revenues	532	(131)	401	(12)	(a)(b)	389
Gross profit	1,624	(166)	1,458	12		1,470
Operating expenses:
Sales and marketing	595	(127)	468	(18)	(a)	450
Product development	256	(10)	246	(46)	(a)	200
General and administrative	240	(4)	236	(49)	(a)(d)	187
Provision for transaction losses	62	(2)	60	—		60
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,160	(143)	1,017	(120)		897
Income from operations	464	(23)	441	132		573
Interest and other, net	(50)	(4)	(54)	8	(e)	(46)
Income from continuing operations before income taxes	414	(27)	387	140		527
Income tax provision	(37)	6	(31)	(54)	(c)	(85)
Income from continuing operations	$377	$(21)	$356	$86		$442
Income (loss) from discontinued operations, net of income taxes	25	21	46	(46)	(f)	—
Net income	$402	$—	$402	$40		$442

Income per share - basic:
Continuing operations	$0.44		$0.41			$0.51
Discontinued operations	0.03		0.06			—
Net income per share - basic	$0.47		$0.47			$0.51

Income per share - diluted:
Continuing operations	$0.43		$0.41			$0.51
Discontinued operations	0.03		0.05			—
Net income per share - diluted	$0.46		$0.46			$0.51

Weighted average shares:
Basic	860		860			860
Diluted	867		867			867

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended June 30, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$402	$—	$402
(Income) loss from discontinued operations, net of income taxes	(25)	(21)	(46)
Adjustments:
Provision for transaction losses	62	(2)	60
Depreciation and amortization	161	(7)	154
Stock-based compensation	120	(4)	116
Deferred income taxes	(37)	5	(32)
Change in fair value of warrant	8	—	8
Changes in assets and liabilities, net of acquisition effects	(101)	31	(70)
Net cash provided by continuing operating activities	590	—	592
Net cash provided by discontinued operating activities	154	2	152
Net cash provided by operating activities	744	—	744
Cash flows from investing activities:
Purchases of property and equipment	(129)	6	(123)
Purchases of investments	(12,252)	—	(12,252)
Maturities and sales of investments	13,080	—	13,080
Other	37	(34)	3
Net cash provided by continuing investing activities	736	—	708
Net cash used in discontinued investing activities	(8)	(28)	20
Net cash provided by investing activities	728	—	728
Cash flows from financing activities:
Proceeds from issuance of common stock	50	—	50
Repurchases of common stock	(1,518)	—	(1,518)
Payments for taxes related to net share settlements of restricted stock units and awards	(65)	—	(65)
Payments for dividends	(120)	—	(120)
Other	—	2	2
Net cash used in continuing financing activities	—	—	(1,651)
Net cash used in provided by discontinued financing activities	—	2	(2)
Net cash used in financing activities	(1,653)	—	(1,653)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(191)		(191)
Cash, cash equivalents and restricted cash at beginning of period	1,712		1,712
Cash, cash equivalents and restricted cash at end of period	$1,521		$1,521
Less: Cash, cash equivalents and restricted cash of held for sale business	$39	733	$772
Less: Cash and cash equivalents of discontinued operations	$20		$20
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,462		$729

Supplemental cash flow disclosures:
Cash paid for:
Interest	$47	$—	$47
Income taxes	$120	$(7)	$113

eBay Inc.
Unaudited Consolidated Balance Sheet
As of March 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

ASSETS
Current assets:
Cash and cash equivalents	$1,620	$(762)	$858
Short-term investments	2,746	(6)	2,740
Accounts receivable, net	580	(25)	555
Other current assets	1,302	(687)	615
Total current assets	6,248	(1,480)	4,768
Long-term investments	2,927	—	2,927
Property and equipment, net	1,529	(33)	1,496
Goodwill	4,582	(383)	4,199
Intangible assets, net	65	—	65
Operating lease right-of-use assets	643	(105)	538
Deferred tax assets	4,117	(12)	4,105
Other assets	387	(15)	372
Total assets	$20,498	$(2,028)	$18,470
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt	$1,550	$—	$1,550
Accounts payable	222	(24)	198
Accrued expenses and other current liabilities	2,071	(665)	1,406
Deferred revenue	142	(11)	131
Income taxes payable	77	(21)	56
Total current liabilities	4,062	(721)	3,341
Operating lease liabilities	510	(89)	421
Deferred tax liabilities	2,477	(25)	2,452
Long-term debt	7,700	—	7,700
Other liabilities	1,478	(3)	1,475
Total liabilities	16,227	(838)	15,389

Total stockholders' equity	4,271	(1,190)	3,081
Total liabilities and stockholders' equity	$20,498	$(2,028)	$18,470

eBay Inc.
Unaudited Consolidated Statement of Income - Non-GAAP
Three Months Ended March 31, 2019
(in millions, except per share amounts)

	Previously Reported	Discontinued Operations (Korea)	eBay	Non-GAAP Adjustments	Notes	Non-GAAP eBay

Net revenues	$2,161	$(294)	$1,867	$—		$1,867
Cost of net revenues	518	(125)	393	(12)	(a)(b)	381
Gross profit	1,643	(169)	1,474	12		1,486
Operating expenses:
Sales and marketing	559	(128)	431	(16)	(a)	415
Product development	236	(12)	224	(38)	(a)	186
General and administrative	266	(4)	262	(77)	(a)(d)	185
Provision for transaction losses	64	—	64	—		64
Amortization of acquired intangible assets	7	—	7	(7)	(b)	—
Total operating expenses	1,132	(144)	988	(138)		850
Income from operations	511	(25)	486	150		636
Interest and other, net	64	(2)	62	(113)	(e)	(51)
Income from continuing operations before income taxes	575	(27)	548	37		585
Income tax provision	(115)	7	(108)	16	(c)	(92)
Income from continuing operations	$460	$(20)	$440	$53		$493
Income (loss) from discontinued operations, net of income taxes	58	20	78	(78)	(f)	—
Net income	$518	$—	$518	$(25)		$493

Income per share - basic:
Continuing operations	$0.51		$0.49			$0.55
Discontinued operations	0.07		0.09			—
Net income per share - basic	$0.58		$0.58			$0.55

Income per share - diluted:
Continuing operations	$0.51		$0.48			$0.54
Discontinued operations	0.06		0.09			—
Net income per share - diluted	$0.57		$0.57			$0.54

Weighted average shares:
Basic	900		900			900
Diluted	908		908			908

(a) Stock-based compensation expense and related employer payroll taxes
(b) Amortization of acquired intangible assets
(c) Income taxes associated with certain non-GAAP adjustments
(d) Other significant gains, losses or charges
(e) Change in fair market value of warrant
(f) Discontinued operations

eBay Inc.
Unaudited Condensed Consolidated Statement of Cash Flows
Three Months Ended March 31, 2019
(in millions)

	Previously Reported	Discontinued Operations (Korea)	eBay

Cash flows from operating activities:
Net income	$518	$—	$518
(Income) loss from discontinued operations, net of income taxes	(58)	(20)	(78)
Adjustments:
Provision for transaction losses	64	—	64
Depreciation and amortization	154	(6)	148
Stock-based compensation	104	(4)	100
(Gain) loss on investments, net	1	—	1
Deferred income taxes	16	(5)	11
Change in fair value of warrant	(113)	—	(113)
Changes in assets and liabilities, net of acquisition effects	(188)	(30)	(218)
Net cash provided by continuing operating activities	498	—	433
Net cash used in discontinued operating activities	52	(65)	117
Net cash provided by operating activities	550	—	550
Cash flows from investing activities:
Purchases of property and equipment	(173)	1	(172)
Purchases of investments	(11,915)	—	(11,915)
Maturities and sales of investments	12,747	—	12,747
Other	12	—	12
Net cash provided by continuing investing activities	671	—	672
Net cash used in discontinued investing activities	(113)	1	(114)
Net cash provided by investing activities	558	—	558
Cash flows from financing activities:
Proceeds from issuance of common stock	5	—	5
Repurchases of common stock	(1,431)	—	(1,431)
Payments for taxes related to net share settlements of restricted stock units and awards	(54)	—	(54)
Payments for dividends	(125)	—	(125)
Net cash used in financing activities	(1,605)	—	(1,605)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(10)		(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(507)		(507)
Cash, cash equivalents and restricted cash at beginning of period	2,219		2,219
Cash, cash equivalents and restricted cash at end of period	$1,712		$1,712
Less: Cash, cash equivalents and restricted cash of held for sale business	$44	768	$812
Less: Cash and cash equivalents of discontinued operations	$31		$31
Cash, cash equivalents and restricted cash of continuing operations at end of period	$1,637		$869

Supplemental cash flow disclosures:
Cash paid for:
Interest	$107	$—	$107
Income taxes	$68	$—	$68